UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 6, 2007

CPI AEROSTRUCTURES, INC.

(Exact Name of Registrant as Specified in Charter)

New York

(State or Other Jurisdiction of Incorporation)

1-11398	11-2520310
(Commission File Number)	(IRS Employer Identification No.)

60 Heartland Blvd., Edgewood, New York	11717
(Address of Principal Executive Offices)	(Zip Code)

(631) 586-5200
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 2.02 — Results of Operations and Financial Condition

On November 13, 2007, CPI Aerostructures, Inc. (“Company”) issued a press release discussing its financial results for the three and nine months ended September 30, 2007. The press release is included as Exhibit 99.1 hereto.

Item 5.03. — Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 6, 2007, the Board of Directors of the Company approved an amendment to the Company’s Amended and Restated Bylaws to facilitate direct share registration of the Company’s common stock in response to American Stock Exchange Rules requiring all traded stock be eligible for direct share registration on or before January 1, 2008. The Company’s Amended and Restated Bylaws, as amended by the Company’s Board of Directors and effective on November 6, 2007, are included as Exhibit 3.2 hereto.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description
3.2	Amended and Restated Bylaws of CPI Aerostructures, Inc., effective as of November 6, 2007.
99.1	Press release, dated November 13, 2007, announcing September 30, 2007 financial results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2007	CPI AEROSTRUCTURES, INC.
	By:	/s/ Edward J. Fred
Edward J. Fred Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
3.2	Amended and Restated Bylaws of CPI Aerostructures, Inc., effective as of November 6, 2007.
99.1	Press release, dated November 13, 2007, announcing September 30, 2007 financial results.